POWER OF ATTORNEY
KNOW ALL BY THESE PRESENTS, the undersigned hereby constitutes and appoints each of
Dalen Meeter and Eric Stier, signing singly, and with full power of substitution, the
undersigned's true and lawful attorney-in-fact to:
(1) execute for and on behalf of the undersigned a Form ID Application, if required, and submit
the same to the United States Securities and Exchange Commission;
(2) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer
and/or director of Singular Genomics Systems, Inc. (the "Company") or as a
holder of 10 percent
or more of the Company's securities, Forms 3, 4 and 5, and any amendments thereto, in
accordance with Section 16 of the Securities Exchange Act of 1934, as amended, and the rules
thereunder and, if necessary, such forms or similar reports required by state or foreign regulators
in jurisdictions in which the Company operates;
(3) do and perform any and all acts for and on behalf of the undersigned that may be necessary or
desirable to complete and execute any such Form 3, 4 or 5 or similar form or report required by
state or foreign regulators, and any amendments thereto, and file such form or report with the
United States Securities and Exchange Commission and any stock exchange or similar authority
or appropriate state or foreign regulator; and
(3) take any other action of any type whatsoever in connection with the foregoing that, in the
opinion of such attorney-in-fact, may be of benefit to, in the best interest of or legally required to
be done by the undersigned, it being understood that the documents executed by such attorney-
in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and
shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-
fact's discretion.
The undersigned acknowledges that:
(1) this Power of Attorney authorizes, but does not require, such attorney-in-fact to act in their
discretion on information provided to such attorney-in-fact without independent verification of
such information;
(2) any documents prepared and or executed by such attorney-in-fact on behalf of the
undersigned pursuant to this Power of Attorney will be in such form and will contain such
information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or
desirable;
(3) neither the Company nor such attorney-in-fact assumes (i) any liability for the
undersigned's responsibility to comply with the requirement of the Exchange Act,
(ii) any
liability of the undersigned for any failure to comply with such requirements, or (iii) any
obligation or liability of the undersigned for profit disgorgement under Section
16(b) of the
Exchange Act; and
(4) this Power of Attorney does not relieve the undersigned from responsibility for
compliance with the undersigned's obligations under the Exchange Act, including without
limitation the reporting requirements under Section 16 of the Exchange Act.
The undersigned hereby grants to each such attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever requisite, necessary or proper to be done in the
exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the
undersigned might or could do if personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-
fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of
Attorney and the rights and powers herein granted. The undersigned acknowledges that the
foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not
assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply
with Section 16 of the Securities Exchange Act of 1934, as amended, and the rules thereunder.
This Power of Attorney may be filed with the SEC as a confirming statement of the authority
granted herein.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer
required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions
in securities issued by the Company, unless earlier revoked by the undersigned in a signed
writing delivered to the foregoing attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as
of this fourth day of August, 2023.
/s/ Marcia Eisenberg, Phd
Signature
Marcia Eisenberg, Phd
Print Name